IMAGE ENTERTAINMENT, INC.

                      ELIGIBLE DIRECTOR

            NON-QUALIFIED STOCK OPTION AGREEMENT



          THIS AGREEMENT dated as of the 22d day of July, 1998, between Image Entertainment, Inc., a California corporation (the "Corporation"), and Stuart Segall (the
"Director").

                     W I T N E S S E T H

          WHEREAS, the Corporation has adopted (subject to shareholder approval) a 1998 Incentive Plan (the "Plan").

          WHEREAS, pursuant to Section 1.3 of the Plan, the Corporation has granted an option (this "Option") to the Director upon the terms and conditions evidenced hereby, as contemplated by the Plan. This Option is not intended as and shall not be deemed to be an incentive stock option within the meaning of Section 422 of the Code.

          NOW, THEREFORE, in consideration of the services rendered and to be rendered by the Director, the Corporation and the Director agree to the terms and conditions set forth herein, as contemplated by the terms of the Plan.

          1. Option Grant. This Agreement evidences the grant to the Director, as of July 22, 1998 (the "Option
Date"), of an Option to purchase an aggregate of 15,000 shares of Common Stock (the "Shares"), subject to the terms and conditions and to adjustment as set forth herein or in or pursuant to the Plan and the 1994 Eligible Directors
Stock Option Plan, as amended (the "1994 Plan").

          2.   Exercise Price.  This Option entitles the
Director to purchase (subject to the terms of Sections 3 through 5 below), all or any part of the shares at a price per share of $7.94.

          3. Option Exercisability and Term. This Option shall first become and remain exercisable as to 7,500 shares on January 13, 1999 and as to an additional 3,750 shares on each of July 13, 1999 and January 13, 2000, subject to shareholder approval of the Plan, to adjustments under the Plan and Section 3.4 of the 1994 Plan, and to the acceleration provisions under Section 3.5 of the 1994 Plan. This Option shall terminate on July 12, 2008, unless earlier terminated in accordance with the terms of Section 4 below.

          4. Service and Effect of Termination of Service or Other Event. The Director agrees to serve as a director in accordance with the provisions of the Corporation's Articles of Incorporation, Bylaws and applicable law. If the Director's services as a member of the Board shall terminate or in the other circumstances addressed in Article 3 of the 1994 Plan, this Option shall terminate at the times and to the extent set forth therein, to the same extent as if this Option had been granted under the 1994 Plan.

          5.   General Terms.  This Option and this
Agreement are subject to, and the Corporation and the Director agree to be bound by, the provisions of the 1994
Plan that apply to annual option grants and to the provisions of the Plan that are applicable to discretionary option grants thereunder. Such provisions are incorporated herein by this reference. The Director acknowledges receiving a copy of the Plan and the 1994 Plan and reading their applicable provisions.

          6. Nontransferability. This Option shall be non-transferable as provided in Section 3.2 of the 1994 Plan.

          7. Shareholder Approval. This Option is subject to shareholder approval of the 1998 Plan and shall be rescinded if shareholder approval of the 1998 Plan is not obtained by December 31, 1998.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


IMAGE ENTERTAINMENT, INC.
(a California corporation)


By  /s/ Martin W. Greenwald
  --------------------------
Title President


Optionee Director: Stuart Segall


/s/ Stuart Segall
-----------------------------
        (Signature)

c/o Image Entertainment, Inc.
         (Address)

9333 Oso Ave.
Chatsworth, CA  91311
  (City, State, Zip Code)


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                       SPOUSAL CONSENT


          In consideration of the execution of the foregoing Stock Option Agreement by Image Entertainment, Inc., I, Wendy Segall, the spouse of the Director therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plans referred to therein.




DATED:  8/23/98


                                   /s/ Wendy Segall
                                 (Signature of Spouse)

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